Exhibit 10.5
COLLATERAL TRUST JOINDER — ADDITIONAL DEBT
          Reference is made to the Collateral Trust Agreement dated as of June 24, 2009 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Terremark Worldwide, Inc., a Delaware corporation (the “Company”), the Guarantors from time to time party thereto, The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture (as defined therein), the other Secured Debt Representatives from time to time party thereto and U.S. Bank National Association, as Collateral Trustee. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as agent being entitled to the benefits of being Additional Secured Debt under the Collateral Trust Agreement.
          1. Joinder. The undersigned, The Bank of New York Mellon Trust Company, N.A. (the “New Representative”), as trustee under that certain Indenture, dated as of November 16, 2010 among the Company, the Guarantors from time to time party thereto and the New Representative (the “Second Lien Indenture”), hereby agrees to become party as a Junior Lien Representative under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.
          2. Lien Sharing and Priority Confirmation.
          The undersigned New Representative, on behalf of itself and each holder of such Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Representative, hereby agrees:
     (a) for the enforceable benefit of all holders of each existing and future Series of Junior Lien Debt and Series of Parity Lien Debt and each existing and future Junior Lien Representative and Parity Lien Representative, that all Junior Lien Obligations will be and are secured Equally and Ratably by all Junior Liens at any time granted by the Company or any Guarantor to secure any Obligations in respect of such Series of Junior Lien Debt, and that all such Junior Liens will be enforceable by the Collateral Trustee for the benefit of all holders of Junior Lien Obligations Equally and Ratably;
     (b) for the enforceable benefit of all holders of each existing and future Series of Parity Lien Debt and Series of Junior Lien Debt and each existing and future Parity Lien Representative and Junior Lien Representative, that the holders of Obligations in respect of such Series of Junior Lien Debt for which the undersigned is acting as Junior Lien Representative are bound by the provisions of the Collateral Trust Agreement, including the provisions relating to the ranking of Junior Liens and the order of application of proceeds from the enforcement of Junior Liens; and
Terremark Collateral Trust Joinder
(Second Lien Notes)

     (c) that it consents to and directs the Collateral Trustee to perform its obligations under the Collateral Trust Agreement and the other Security Documents.
          3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.

2	Terremark Collateral Trust Joinder (Second Lien Notes)

          IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of November 16, 2010.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee, as Junior Lien Representative
By:	/s/ Geraldine Creswell
	Name:	Geraldine Creswell
	Title:	Vice President

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Obligations represented thereby:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee
By:	/s/ Thomas S. Maple III
	Name:	Thomas S. Maple III
	Title:	Vice President

Terremark Collateral Trust Joinder
(Second Lien Notes)